UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011 (October 26, 2011)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-22537-01 (Commission File Number)	23-2215075 (IRS Employer Identification No.)

Philadelphia and Reading Avenues,
Boyertown, PA 19512
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02   Result of Operations and Financial Condition

On October 28, 2011, National Penn Bancshares, Inc. (“National Penn”) issued a press release reporting on its results of operations for the quarter ended September 30, 2011.  This press release is furnished in this report, pursuant to this Item 2.02 and Item 7.01, as Exhibit 99.1 and is incorporated herein by reference.  No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Section 7 – Regulation FD

Item 7.01   Regulation FD Disclosure

On October 26, 2011, National Penn issued a press release reporting on the Board of Directors’ declaration of a cash dividend of four cents per share, payable on November 17, 2011, to shareholders of record as of November 5, 2011.  This press release is furnished in this report pursuant to this Item 701, as Exhibit 99.2 and is incorporated herein by reference.

The response to Item 2.02 is incorporated by reference into this Item 7.01.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release dated October 28, 2011, of National Penn Bancshares, Inc. (furnished pursuant to Items 2.02 and 7.01 hereof).

99.2	Press Release dated October 26, 2011, of National Penn Bancshares, Inc. (furnished pursuant to Item 7.01 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By: /s/ Scott V. Fainor
Name: Scott V. Fainor
Title: President and CEO

Dated: October 28, 2011

EXHIBIT INDEX

Number	Description	Method of Filing
99.1 99.2
Press Release dated October 28, 2011, of National Penn Bancshares, Inc. (furnished pursuant to Items 2.02 and 7.01 hereof).

Press Release dated October 26, 2011, of National Penn Bancshares, Inc. (furnished pursuant to Item 7.01 hereof).

Furnished herewith. Furnished herewith.